Exhibit 10.4


                               FIRST AMENDMENT TO
                               ------------------
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                    ----------------------------------------



         THIS FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this "Agreement"), dated as of March 18, 2002, is entered into by and between SVI SOLUTIONS, INC., a Delaware corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a California banking corporation ("Lender"), with reference to the following facts:

                                    RECITALS
                                    --------

         A. Borrower and Lender are parties an Amended and Restated Term Loan Agreement, dated as of June 30, 2001 (the "Loan Agreement"), pursuant to which the Lender has provided the Term Loan to Borrower.

         B. The payment performance of Borrower's Obligations to Lender under the Loan Agreement are secured by certain personal property Collateral of Borrower under the Collateral Documents entered into in connection with the Loan Agreement.

         C. To facilitate the Softline Transaction, Borrower has requested that Lender agree to release Lender's Lien on each of (i) Borrower's holdings of shares of the capital stock of Divergent (collectively, the "Divergent Shares") and (ii) the IBIS Note and the Integrity Shares (the Divergent Shares, the IBIS Note and the Integrity Shares hereinafter being referred to collectively as the "Released Collateral"), so that Borrower can sell the Released Collateral to Softline free and clear of Lender's Lien.

                  D. Lender is willing to release its Lien on the Released Collateral on the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment (including, without limitation, in the Recitals hereto) shall have the respective meanings specified in the Loan Agreement.

         2. RELEASE OF LIEN ON RELEASED COLLATERAL. Lender hereby releases its Lien on all of the Released Collateral. In furtherance of such agreement, Lender hereby agrees to deliver to Borrower the original certificates evidencing the Divergent Shares, the original IBIS Note and the certificates evidencing the Integrity Shares to Borrower, in each case together with all endorsements necessary to negotiate such documents to Borrower or its order.

         3. CONDITIONS PRECEDENT. The effectiveness of Lender's agreement hereunder to release its lien on the Released Collateral shall be subject to the prior satisfaction of each of the following conditions:

                  (i) THIS AMENDMENT. Lender shall have received this Amendment, duly executed by Borrower;

                  (ii) ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS. The Subsidiary Guarantors shall have executed the Acknowledgement of Subsidiary Guarantors form attached to the end of this Amendment;

                  (iii) EVIDENCE OF CONSUMMATION OF SOFTLINE TRANSACTION. Lender shall have received satisfactory evidence of Borrower's consummation of the Softline Transaction.

                  (iv) PLEDGE OF BORROWER SHARES. Borrower shall enter into an amendment to the Pledge Agreement, in form and substance satisfactory to Lender, by which Borrower shall pledge to Lender, and grant Lender a Lien on all of Borrower's right, title and interest in and to the Softline Pledged Shares; and

                  (v) CANCELLATION OF SOFTLINE NOTE. Lender shall have received satisfactory evidence that Softline has cancelled the Softline Note and excused Borrower from its obligation to repay the Indebtedness of Borrower to Softline evidenced by the Softline Note.

         4. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Loan Agreement shall remain unaltered and in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

                                            SVI SOLUTIONS, INC.,
                                            a Delaware corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            UNION BANK OF CALIFORNIA, N.A.,
                                            a California banking corporation


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS
                    ----------------------------------------



         The undersigned hereby (a) ratify and reaffirm all of their obligations to Lender under the Subsidiary Guaranty, (b) consent to the execution and delivery by Borrower of the Amendment to which this Acknowledgement of Subsidiary Guarantors is attached and (c) confirm that the Subsidiary Guaranty remains in full force and effect. The undersigned agree that the execution of this Acknowledgement of Subsidiary Guarantors is not necessary for the continued validity and enforceability of the Subsidiary Guaranty, but is executed to induce Lender to enter into the Amendment.


Dated:  As of March 18, 2002.



                                              SABICA VENTURES, INC.,
                                              a California corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              SVI RETAIL, INC.,
                                              a Delaware corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              SVI TRAINING PRODUCTS, INC.,
                                              a California corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

            FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT
            --------------------------------------------------------



         THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement"), dated as of March 18, 2002, is entered into by and between the corporations listed on the signature pages hereto (each a "Grantor" and collectively, "Grantors"), jointly and severally, and UNION BANK OF CALIFORNIA, N.A., a California banking corporation ("Secured Party"), with reference to the following facts:

                                    RECITALS
                                    --------

         A. Grantors and Secured Party are parties an Amended and Restated Pledge Agreement, dated as of July 10, 2001 (the "Pledge Agreement"), pursuant to which Grantors pledged to Secured Party, and granted Secured Party a continuing first-priority security interest in, the Pledged Collateral as security for the payment and performance of the Obligations.

         B. Borrower and Secured Party are entering into a First Amendment to Amended and Restated Term Loan Agreement of even date herewith (the "Loan Agreement Amendment"), pursuant to which Secured Party shall release its Lien on the Divergent Shares and certain other assets of Borrower.

         C. It is a condition precedent to the effectiveness of the Loan Agreement Amendment that Grantors enter into this Agreement with Lender, by which the parties shall amend SCHEDULE 1 to remove the Divergent Shares from the list of Pledged Securities and to add the Softline Pledged Shares to the list of Pledged Securities and as part of the Pledged Collateral.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment) without definition shall have the respective meanings specified in the Pledge Agreement.

         2. AMENDMENT TO DEFINITION OF "PLEDGED SECURITIES". SECTION 1 of the Pledge Agreement is hereby amended such that the definition of "Pledged Securities" shall read in full as follows:

                  "PLEDGED SECURITIES" means: (a) all shares of capital stock of Borrower identified on SCHEDULE 1 hereto; (b) any and all shares of capital stock of all existing and future Domestic Subsidiaries of any Grantor, nor or hereafter owned by any Grantor (the existing Domestic Subsidiaries of each Grantor, existing on the date hereof, are listed below such Grantor's name on SCHEDULE 1 hereto); (c) 65% of the shares of capital stock of all existing and future Foreign Subsidiaries of any Grantor, (OTHER THAN the Divergent Shares) now or hereafter owned by such Grantor (the existing Foreign Subsidiaries of each Grantor other than Divergent are listed below such Grantor's name on SCHEDULE 1 hereto); (d) any and all securities now or hereafter issued in substitution, exchange or replacement for any of the foregoing shares, or with respect thereto; (e) any and all warrants, options or other rights to subscribe to or acquire any additional capital stock of the existing Subsidiaries listed on SCHEDULE 1 hereto, PROVIDED that, in the case of any Foreign Subsidiary of any Grantor, OTHER THAN divergent, such warrants, options or other rights would not cause more than 65% of the shares of capital stock of such Foreign Subsidiary to be Pledged Collateral; and (f) subject to the percentage limitation applicable under clause (c) above to the pledge and security interest granted hereunder in the shares of capital stock of Foreign Subsidiaries of any Grantor, OTHER THAN Divergent, any and all equity interests and the Certificates or other written evidences representing such equity interests and any interest of such Grantor in the entries on the books of any financial intermediary pertaining thereto now or hereafter acquired by such Grantor in any existing or future Subsidiary of such Grantor.

         3. AMENDMENT TO SCHEDULE 1. SCHEDULE 1 to the Pledge Agreement is hereby amended to read in full as set forth on SCHEDULE 1 to this Amendment.

         4. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Pledge Agreement shall remain unaltered and in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

                                              "Grantors"

                                              SVI SOLUTIONS, INC.,
                                              a Delaware corporation

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              SABICA VENTURES, INC.,
                                              a California corporation

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              SVI RETAIL, INC.,
                                              a Delaware corporation

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                                              SVI TRAINING PRODUCTS, INC.,
                                              a California corporation

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              ACCEPTED AND AGREED TO:

                                              UNION BANK OF CALIFORNIA, N.A.,
                                              a California banking corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                         SCHEDULE 1 TO AMENDED AND RESTATED PLEDGE AGREEMENT
                         ---------------------------------------------------

                                          PLEDGE SECURITIES
                                          -----------------



GRANTOR: SVI SOLUTIONS, INC.
-------

                                                            Stock
Stock                                                    Certificate                                Percentage of
Issuer                                 Class of Stock       No(s)          Number of Shares           Ownership
------                                 --------------       -----          ----------------           ---------
SVI Solutions, Inc.                        Common                             10,700,000
Sabica Ventures, Inc.                      Common             12                125,000                 100%
SVI Retail, Inc.                           Common             1                  1,500                  100%


GRANTOR: SABICA VENTURES, INC.
-------

                                                            Stock
Stock                                                    Certificate                                Percentage of
Issuer                                 Class of Stock       No(s)          Number of Shares           Ownership
------                                 --------------       -----          ----------------           ---------
SVI Training Products, Inc.                Common             1                   100                   100%



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